This is filed pursuant to Rule 497(e).

AllianceBernstein Municipal Income Fund, Inc.
File Nos. 33-7812 and 811-04791.

AllianceBernstein Municipal Income Fund II
File Nos. 33-60560 and 811-07618.

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[LOGO] AllianceBernstein(R)
       Investment Research and Management


                                   ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS
                                                             -National Portfolio
                                                     -Insured National Portfolio
                                                           -California Portfolio
                                                   -Insured California Portfolio
                                                              -Arizona Portfolio
                                                              -Florida Portfolio
                                                        -Massachusetts Portfolio
                                                             -Michigan Portfolio
                                                            -Minnesota Portfolio
                                                           -New Jersey Portfolio
                                                             -New York Portfolio
                                                                 -Ohio Portfolio
                                                         -Pennsylvania Portfolio
                                                             -Virginia Portfolio
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                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                 AUGUST 10, 2005

On August 4, 2005, the Boards of Directors/Trustees ("Boards") of the AllianceBernstein Municipal Income Portfolios (the "Portfolios") approved calling a meeting of shareholders for the election of directors/trustees. The Boards also approved proposed changes to the charter and fundamental investment policies of the Portfolios. These proposed changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds. Under Maryland law, the changes to the charter require shareholder approval. The changes to the investment policies that are fundamental policies require shareholder approval under the Investment Company Act of 1940 (the "1940 Act").

The Boards also approved, subject to shareholder approval, the reclassification of the investment objective for each Portfolio as non-fundamental and changes to the investment objective of each Portfolio listed below. If these changes are approved by the shareholders, the Boards will be able to approve changes to a Portfolio's investment objective without shareholder approval, although shareholders would be provided at least 30 days' advance notice of any such change.

The table below outlines each Portfolio's current investment objective and the proposed change to that objective.

                                                           Proposed Investment
Portfolio                  Current Investment Objective    Objective
---------                  ----------------------------    -------------------

National, Insured          o To earn the highest level of  o To earn the highest
National, California,        current income, exempt from     level of current
Arizona, Florida,            federal and state taxation      income, exempt from
Massachusetts, Michigan,     to the extent described in      federal and state
Minnesota, New Jersey,       this Prospectus, that is        taxation, that is
New York, Ohio,              available without assuming      available without
Pennsylvania, and            what Alliance considers to      assuming what
Virginia Portfolios          be undue risk by investing      Alliance considers
                             principally in high-yielding,   to be undue risk.
                             predominantly medium quality,
                             municipal securities.

Insured California         o To provide as high a level    o To earn the highest
Portfolio                    of current income, exempt       level of current
                             from federal income tax and     income, exempt from
                             California personal income      federal and state
                             tax, as is consistent with      taxation, that is
                             the preservation of capital.    available without
                                                             assuming what
                                                             Alliance considers
                                                             to be undue risk.

To supplement the proposed changes discussed above, the Boards also approved changes to certain non-fundamental policies for the Portfolios. These changes, which do not require a shareholder vote, are intended to update and modernize these policies.

None of the proposed changes described above is expected to cause any significant changes in the management of the Portfolios.

Each Portfolio's shareholders of record on August 24, 2005, will receive a proxy statement asking them to vote on the election of directors/trustees and the proposals approved by the Boards that require shareholder approval at a meeting of shareholders presently scheduled for November 15, 2005. The proxy statement will contain an explanation of the proposals and information about how shareholders may vote their shares of the Portfolios.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.
--------------------------

This Supplement should be read in conjunction with the Prospectus dated February 1, 2005, offering Class A, Class B and Class C shares of the above-referenced Portfolios.

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(R)  This mark is used under license from the owner, Alliance Capital Management
     L.P.


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